Exhibit 8.1

List of Subsidiaries of AerCap Holdings N.V.
The subsidiaries which are taken up in the consolidated financial statements are direct and indirect subsidiaries 100% owned, unless otherwise stated.

Consolidated
ILFC Aruba A.V.V.	Aruba
ILFC Australia Holdings Pty. Ltd.	Australia
ILFC Australia Pty. Ltd.	Australia
Wombat 3495 Leasing Pty Ltd	Australia
Wombat 3547 Leasing Pty Ltd	Australia
Wombat 3668 Leasing Pty Ltd	Australia
Wombat V Leasing Pty Ltd	Australia
AerCap Holdings (Bermuda) Limited	Bermuda
AerCap International Bermuda Limited	Bermuda
AerCap Leasing 3034 (Bermuda) Limited	Bermuda
AerCap Leasing MSN 2413 (Bermuda) Limited	Bermuda
AerFunding 1 Limited	Bermuda
AerFunding Bermuda Leasing Limited	Bermuda
Aircraft Lease Securitisation II Limited	Bermuda
Aquarius Aircraft Leasing Limited	Bermuda
Ararat Aircraft Leasing Limited	Bermuda
Belmar Bermuda Leasing Limited	Bermuda
CloudFunding III Limited	Bermuda
Copperstream Aircraft Leasing Limited	Bermuda
Flotlease 973 (Bermuda) Limited	Bermuda
Flying Fortress Bermuda Leasing Ltd.	Bermuda
Genesis Portfolio Funding I Limited	Bermuda
GLS Atlantic Alpha Limited	Bermuda
Goldstream Aircraft Leasing Limited	Bermuda
ILFC (Bermuda) 5, Ltd.	Bermuda
ILFC (Bermuda) III, Ltd.	Bermuda
International Lease Finance Corporation, Limited	Bermuda
Lare Leasing Limited	Bermuda
LC (BERMUDA) NO 2 L.P.	Bermuda
LC (BERMUDA) NO. 2 LTD	Bermuda
Poseidon Leasing (Bermuda) Limited	Bermuda
Roselawn Leasing Limited	Bermuda
Ross Leasing Limited	Bermuda
Sierra Leasing Limited	Bermuda
Silverstream Aircraft Leasing Limited	Bermuda
Skylease Bermuda Limited	Bermuda
Wahaflot Leasing 3699 (Bermuda) Limited	Bermuda
Westpark 1 Aircraft Leasing Limited	Bermuda
Whitestream Aircraft Leasing Limited	Bermuda
Whitney Leasing Limited	Bermuda

AerCap Aircraft Purchase Limited	Cayman Islands
AerCap HK-320-A Limited	Cayman Islands
AerCap HK-320-B Limited	Cayman Islands
AerCap HK-320-C Limited	Cayman Islands
ILFC Cayman Limited	Cayman Islands
Eaststar Limited	China
North Star Company Limited	China
Southstar Limited	China
Sunstar Limited	China
Calais Location S.A.R.L.	France
Grenoble Location S.A.R.L.	France
ILFC France S.A.R.L.	France
Mulhouse Location S.A.R.L.	France
Nancy Location S.A.R.L.	France
Strasbourg Location S.A.R.L.	France
Whitney France Leasing S.A.R.L.	France
Aerborne Funding II Limited	Ireland
AerBorne Funding Limited	Ireland
AerCap A330 Holdings Limited	Ireland
AerCap Administrative Services Limited	Ireland
AerCap Aircraft 73B-30661 Limited	Ireland
AerCap Aircraft 73B-32841 Limited	Ireland
AerCap Aircraft 77B-32717 Limited	Ireland
AerCap Asset Finance Limited	Ireland
AerCap Cash Manager Limited	Ireland
AerCap Celtavia 4 Limited	Ireland
AerCap Engine Leasing Limited	Ireland
AerCap Finance Limited	Ireland
AerCap Financial Services (Ireland) Limited	Ireland
AerCap Holding & Finance Limited	Ireland
AerCap Ireland Asset Investment 1 Limited	Ireland
AerCap Ireland Asset Investment 2 Limited	Ireland
AerCap Ireland Capital Designated Activity Company	Ireland
AerCap Ireland Funding 1 Limited	Ireland
AerCap Ireland Limited	Ireland
AerCap Irish Aircraft Leasing 2 Limited	Ireland
AerCap Leasing 3034 Limited	Ireland
AerCap Leasing 8 Limited	Ireland
AerCap Leasing 946 Limited	Ireland
AerCap Partners 2 Holding Limited	Ireland
AerCap Partners 2 Limited	Ireland
AerCap Partners 3 Holding Limited	Ireland
AerCap Partners 767 Holdings Limited	Ireland
AerCap Partners 767 Limited	Ireland
AerCap Partners I Holding Limited	Ireland

AerCap Partners I Limited	Ireland
AerFi Group Limited	Ireland
AerVenture Export Leasing Limited	Ireland
AerVenture Limited	Ireland
Aircraft Portfolio Holding Company Limited	Ireland
Aircraft Portfolio Holding Company No. 2 Limited	Ireland
Andes Aircraft Leasing Limited	Ireland
Andromeda Aircraft Leasing Limited	Ireland
Annamite Aircraft Leasing Limited	Ireland
Arfaj Aircraft Leasing Limited	Ireland
Artemis (Delos) Limited	Ireland
Artemis Aircraft 32A-3309 Limited	Ireland
Artemis Aircraft 32A-3385 (Ireland) Limited	Ireland
Artemis Aircraft 32A-3388 (Ireland) Limited	Ireland
Artemis Aircraft 77B-32725 Limited	Ireland
Artemis Ireland Leasing Limited	Ireland
Ballymoon Aircraft Solutions Limited	Ireland
Ballysky Aircraft Ireland Limited	Ireland
Ballystar Aircraft Solutions Limited	Ireland
BlowfishFunding Limited	Ireland
Burgundy Aircraft Leasing Limited	Ireland
Calliope Limited	Ireland
Camden Aircraft Leasing Limited	Ireland
Cash Manager Limited	Ireland
Castletroy Leasing Limited	Ireland
CelestialFunding Limited	Ireland
Celtago Funding Limited	Ireland
Celtago II Funding Limited	Ireland
Cesium Funding Limited	Ireland
Charleville Aircraft Leasing Limited	Ireland
CieloFunding Holdings Limited	Ireland
CieloFunding II Limited	Ireland
CieloFunding Limited	Ireland
Clarity Leasing Limited	Ireland
CloudFunding II Limited	Ireland
CloudFunding Limited	Ireland
CuttlefishFunding Limited	Ireland
Danang Aircraft Leasing Limited	Ireland
Danang Aircraft Leasing No. 2 Limited	Ireland
DartfishFunding Designated Activity Company	Ireland
Delos Aircraft 76B-29387 Designated Activity Company	Ireland
Delos Aircraft Limited	Ireland
Eden Aircraft Holding No. 2 Limited	Ireland
Electra Funding Ireland Limited	Ireland
Eris Aircraft Limited	Ireland

Excalibur Aircraft Leasing Limited	Ireland
Fansipan Aircraft Leasing Limited	Ireland
FirefishFunding Limited	Ireland
Flotlease MSN 3699 Limited	Ireland
Flotlease MSN 973 Limited	Ireland
FlyFunding Limited	Ireland
Flying Fortress Ireland Leasing Limited	Ireland
Fortress Aircraft 32A-2730 Limited	Ireland
Fortress Aircraft 33A-0366 Limited	Ireland
Fortress Aircraft 76B-29383 Designated Activity Company	Ireland
Fortress Aircraft 78B-38761 Limited	Ireland
Fortress Ireland Leasing Limited	Ireland
Geministream Aircraft Leasing Limited	Ireland
Gladius Funding Limited	Ireland
Glide Aircraft 35A-29 Ltd	Ireland
Glide Aircraft 73B-41815 Limited	Ireland
Glide Aircraft 78B-38765 Limited	Ireland
Glide Funding Limited	Ireland
Goldfish Funding Limited	Ireland
Gunung Leasing Limited	Ireland
Harmonic Aircraft Leasing Limited	Ireland
Hyperion Aircraft Financing Limited	Ireland
Hyperion Aircraft Limited	Ireland
ILFC Aircraft 32A-1808 Limited	Ireland
ILFC Aircraft 32A-1884 Limited	Ireland
ILFC Aircraft 32A-1901 Limited	Ireland
ILFC Aircraft 32A-1905 Limited	Ireland
ILFC Aircraft 32A-2064 Limited	Ireland
ILFC Aircraft 32A-2076 Limited	Ireland
ILFC Aircraft 32A-2279 Limited	Ireland
ILFC Aircraft 32A-2707 Limited	Ireland
ILFC Aircraft 32A-2726 Limited	Ireland
ILFC Aircraft 32A-2797 Limited	Ireland
ILFC Aircraft 32A-3065 Limited	Ireland
ILFC Aircraft 32A-3070 Limited	Ireland
ILFC Aircraft 32A-3114 Limited	Ireland
ILFC Aircraft 32A-3116 Limited	Ireland
ILFC Aircraft 32A-3124 Limited	Ireland
ILFC Aircraft 32A-4619 Limited	Ireland
ILFC Aircraft 32A-591 Limited	Ireland
ILFC Aircraft 32A-666 Limited	Ireland
ILFC Aircraft 33A-1284 Limited	Ireland
ILFC Aircraft 33A-253 Limited	Ireland
ILFC Aircraft 33A-272 Limited	Ireland
ILFC Aircraft 33A-432 Limited	Ireland

ILFC Aircraft 33A-444 Limited	Ireland
ILFC Aircraft 33A-454 Limited	Ireland
ILFC Aircraft 33A-469 Limited	Ireland
ILFC Aircraft 33A-822 Limited	Ireland
ILFC Aircraft 33A-911 Limited	Ireland
ILFC Aircraft 73B-29344 Limited	Ireland
ILFC Aircraft 73B-29368 Limited	Ireland
ILFC Aircraft 73B-29369 Limited	Ireland
ILFC Aircraft 73B-30658 Limited	Ireland
ILFC Aircraft 73B-30665 Limited	Ireland
ILFC Aircraft 73B-30667 Limited	Ireland
ILFC Aircraft 73B-30669 Limited	Ireland
ILFC Aircraft 73B-30672 Limited	Ireland
ILFC Aircraft 73B-30673 Limited	Ireland
ILFC Aircraft 73B-30694 Limited	Ireland
ILFC Aircraft 73B-30695 Limited	Ireland
ILFC Aircraft 73B-30696 Limited	Ireland
ILFC Aircraft 73B-30701 Limited	Ireland
ILFC Aircraft 73B-35275 Limited	Ireland
ILFC Aircraft 73B-38828 Limited	Ireland
ILFC Aircraft 73B-41784 Limited	Ireland
ILFC Aircraft 73B-41785 Limited	Ireland
ILFC Aircraft 73B-41789 Limited	Ireland
ILFC Aircraft 73B-41790 Limited	Ireland
ILFC Aircraft 73B-41791 Limited	Ireland
ILFC Aircraft 73B-41792 Limited	Ireland
ILFC Aircraft 73B-41793 Limited	Ireland
ILFC Aircraft 73B-41795 Limited	Ireland
ILFC Aircraft 73B-41802 Limited	Ireland
ILFC Aircraft 73B-41803 Limited	Ireland
ILFC Aircraft 75B-26330 Limited	Ireland
ILFC Aircraft 75B-27208 Designated Activity Company	Ireland
ILFC Aircraft 75B-29381 Limited	Ireland
ILFC Aircraft 76B-27610 Limited	Ireland
ILFC Aircraft 76B-27616 Limited	Ireland
ILFC Aircraft 76B-27958 Limited	Ireland
ILFC Aircraft 76B-28111 Limited	Ireland
ILFC Aircraft 76B-28207 Limited	Ireland
ILFC Aircraft 76B-29435 Limited	Ireland
ILFC Aircraft 77B-29908 Limited	Ireland
ILFC Aircraft 78B-38785 Limited	Ireland
ILFC Ireland 2 Limited	Ireland
ILFC Ireland 3 Limited	Ireland
ILFC Ireland Leasing Limited	Ireland
ILFC Ireland Limited	Ireland

Iridium Funding Limited	Ireland
Jade Aircraft Leasing Limited	Ireland
Jasmine Aircraft Leasing Limited	Ireland
Jasper Aircraft Leasing Limited	Ireland
Leostream Aircraft Leasing Limited	Ireland
Librastream Aircraft Leasing Limited	Ireland
Limelight Funding Limited	Ireland
Lishui Aircraft Leasing Limited	Ireland
Mainstream Aircraft Leasing Limited	Ireland
Melodic Aircraft Leasing Limited	Ireland
Menelaus I Limited	Ireland
Menelaus II Designated Activity Company	Ireland
Menelaus III Limited	Ireland
Menelaus IV Limited	Ireland
Menelaus V Limited	Ireland
Menelaus VI Limited	Ireland
Menelaus VII Limited	Ireland
Menelaus VIII Limited	Ireland
Mentes I Ireland Leasing Limited	Ireland
Mentes II Ireland Leasing Limited	Ireland
Mentes III Ireland Leasing Limited	Ireland
Mentes IV Ireland Leasing Limited	Ireland
Mentes V Ireland Leasing Limited	Ireland
Mentes VI Ireland Leasing Limited	Ireland
Mentes VII Ireland Leasing Limited	Ireland
Monophonic Aircraft Leasing Limited	Ireland
Moonlight Aircraft Leasing (Ireland) Limited	Ireland
NimbusFunding Limited	Ireland
Pearl Funding Limited	Ireland
Philharmonic Aircraft Leasing Limited	Ireland
Platinum Aircraft Leasing Limited	Ireland
Polyphonic Aircraft Leasing Limited	Ireland
Quadrant MSN 5719 Limited	Ireland
Quadrant MSN 5802 Limited	Ireland
Quadrant MSN 5869 Limited	Ireland
Quiescent Holdings Limited	Ireland
RainbowFunding Limited	Ireland
Riggs Leasing Limited	Ireland
Rouge Aircraft Leasing Limited	Ireland
Scandium Funding Limited	Ireland
Scarlet Aircraft Leasing Limited	Ireland
Serranus Funding Limited	Ireland
Shrewsbury Aircraft Leasing Limited	Ireland
SkyFunding II Holdings Limited	Ireland
SkyFunding II Limited	Ireland

SkyFunding Leasing 1 Limited	Ireland
SkyFunding Limited	Ireland
Skylease MSN (3365) Limited	Ireland
Skylease MSN (3392) Limited	Ireland
Skylease MSN 3545 Limited	Ireland
Skylease MSN 3564 Limited	Ireland
Skylease MSN 3574 Limited	Ireland
Skylease MSN 3711 Limited	Ireland
Skylease MSN 3778 Limited	Ireland
Skylease MSN 3825 Limited	Ireland
Skylease MSN 3859 Limited	Ireland
Skylease MSN 4168 Limited	Ireland
Skylease MSN 4241 Limited	Ireland
Skylease MSN 4254 Limited	Ireland
Skylease MSN 4267 Limited	Ireland
Skyscape Limited	Ireland
SoraFunding Limited	Ireland
StratocumulusFunding Limited	Ireland
StratusFunding Limited	Ireland
Streamline Aircraft Leasing Limited	Ireland
Sunflower Aircraft Leasing Limited	Ireland
Symphonic Aircraft Leasing Limited	Ireland
Synchronic Aircraft Leasing Limited	Ireland
Temescal Aircraft 32A-2383 Limited	Ireland
Temescal Aircraft 33A-0758 Limited	Ireland
TetraFunding Limited	Ireland
Transversal Aircraft Holdings Limited	Ireland
Transversal Aircraft Leasing Limited	Ireland
Triple Eight Aircraft Holdings Limited	Ireland
Triple Eight Aircraft Leasing Limited	Ireland
Verde Aircraft Finance Limited	Ireland
Verde Aircraft Investment Limited	Ireland
Virgostream Aircraft Leasing Limited	Ireland
Whitney Ireland Leasing Limited	Ireland
XLease MSN 3008 Limited	Ireland
XLease MSN 3420 Limited	Ireland
Acorn Aviation Limited	Isle of Man
AerCap Holding (IOM) Limited	Isle of Man
AerCap International (Isle of Man) Limited	Isle of Man
AerCap IOM 2 Limited	Isle of Man
AerCap Note Purchaser (IOM) Limited	Isle of Man
CRESCENT AVIATION LIMITED	Isle of Man
Stallion Aviation Limited	Isle of Man
AerCap Jet Limited	Jersey
Delos Finance S.a.r.l.	Luxembourg

ILFC Labuan ECA Ltd.	Malaysia
ILFC Labuan Ltd.	Malaysia
AerCap A330 Holdings B.V.	Netherlands
AerCap AerVenture Holding B.V.	Netherlands
AerCap Aircraft 73B-30645 B.V.	Netherlands
AerCap Aviation Solutions B.V.	Netherlands
AerCap B.V.	Netherlands
AerCap Dutch Aircraft Leasing I B.V.	Netherlands
AerCap Dutch Aircraft Leasing IV B.V.	Netherlands
AerCap Dutch Aircraft Leasing VII B.V.	Netherlands
AerCap Dutch Global Aviation B.V.	Netherlands
AerCap Group Services B.V.	Netherlands
AerCap International B.V.	Netherlands
AerCap Leasing XIII B.V.	Netherlands
AerCap Leasing XXX B.V.	Netherlands
AerCap Netherlands B.V.	Netherlands
Annamite Aircraft Leasing B.V.	Netherlands
BlowfishFunding B.V.	Netherlands
Clearstream Aircraft Leasing B.V.	Netherlands
FodiatorFunding B.V.	Netherlands
Goldfish Funding B.V.	Netherlands
Harmony Funding B.V.	Netherlands
Harmony Funding Holdings B.V.	Netherlands
ILFC Aviation Services (Europe) B.V.	Netherlands
NimbusFunding B.V.	Netherlands
Sapa Aircraft Leasing B.V.	Netherlands
StratocumulusFunding B.V.	Netherlands
Worldwide Aircraft Leasing B.V.	Netherlands
AerCap Singapore Pte. Ltd.	Singapore
AeroTurbine Asia Pte. Ltd.	Singapore
ILFC Singapore Pte. Ltd.	Singapore
32904 Sverige AB	Sweden
AerFi Sverige AB	Sweden
International Lease Finance Corporation (Sweden) AB	Sweden
AerCap UK Limited	United Kingdom
AeroTurbine Europe Limited	United Kingdom
Aircraft 32A-3424 Limited	United Kingdom
Aircraft 32A-3454 Limited	United Kingdom
Archytas Aviation Limited	United Kingdom
ILFC UK Limited	United Kingdom
Temescal UK Limited	United Kingdom
Whitney UK Leasing Limited	United Kingdom
AerCap Global Aviation Trust	United States
AerCap Group Services, Inc	United States
AerCap Hangar 52, Inc.	United States

AerCap Leasing USA I, Inc.	United States
AerCap Leasing USA II, Inc.	United States
AerCap U.S. Global Aviation LLC	United States
AerCap, Inc.	United States
AeroTurbine, LLC	United States
Aircraft 32A-1658 Inc.	United States
Aircraft 32A-1695 Inc.	United States
Aircraft 32A-1905 Inc.	United States
Aircraft 32A-1946 Inc.	United States
Aircraft 32A-2024 Inc.	United States
Aircraft 32A-2594 Inc.	United States
Aircraft 32A-2731 Inc.	United States
Aircraft 32A-585 Inc.	United States
Aircraft 32A-645 Inc.	United States
Aircraft 32A-726 Inc.	United States
Aircraft 32A-760 Inc.	United States
Aircraft 32A-775 Inc.	United States
Aircraft 32A-782 Inc.	United States
Aircraft 32A-987 Inc.	United States
Aircraft 32A-993, Inc.	United States
Aircraft 33A-132, Inc.	United States
Aircraft 33A-358 Inc.	United States
Aircraft 34A-152 Inc.	United States
Aircraft 34A-216 Inc.	United States
Aircraft 34A-395 Inc.	United States
Aircraft 34A-48 Inc.	United States
Aircraft 34A-93 Inc.	United States
Aircraft 73B-26315 Inc.	United States
Aircraft 73B-26317 Inc.	United States
Aircraft 73B-28249 Inc.	United States
Aircraft 73B-28252 Inc.	United States
Aircraft 73B-30036 Inc.	United States
Aircraft 73B-30646 Inc.	United States
Aircraft 73B-30661 Inc.	United States
Aircraft 73B-30671 Inc.	United States
Aircraft 73B-30730 Inc.	United States
Aircraft 73B-32796 Inc.	United States
Aircraft 73B-32841 Inc.	United States
Aircraft 73B-38821 Inc.	United States
Aircraft 73B-41794 Inc.	United States
Aircraft 73B-41796 Inc.	United States
Aircraft 73B-41806 Inc.	United States
Aircraft 73B-41815 Inc.	United States
Aircraft 74B-27602 Inc.	United States
Aircraft 75B-28834 Inc.	United States

Aircraft 75B-28836 Inc.	United States
Aircraft 76B-26261 Inc.	United States
Aircraft 76B-26327 Inc.	United States
Aircraft 76B-26329 Inc.	United States
Aircraft 76B-27597 Inc.	United States
Aircraft 76B-27600 Inc.	United States
Aircraft 76B-27613 Inc.	United States
Aircraft 76B-27615 Inc.	United States
Aircraft 76B-28132 Inc.	United States
Aircraft 76B-28206 Inc.	United States
Aircraft 77B-29404 Inc.	United States
Aircraft 77B-29908 Inc.	United States
Aircraft 77B-32717 Inc.	United States
Aircraft 77B-32723 Inc.	United States
Aircraft A330 143 Inc.	United States
Aircraft A330 72 Inc.	United States
Aircraft A330 98 Inc.	United States
Aircraft Andros Inc.	United States
Aircraft B757 29377 Inc.	United States
Aircraft B757 29382 Inc.	United States
Aircraft B767 29388 Inc.	United States
Aircraft Lotus Inc.	United States
Aircraft SPC-12, LLC	United States
Aircraft SPC-14, Inc.	United States
Aircraft SPC-3, Inc.	United States
Aircraft SPC-4, Inc.	United States
Aircraft SPC-8, Inc.	United States
Aircraft SPC-9, LLC	United States
Apollo Aircraft Inc.	United States
Artemis US Inc.	United States
Brokat Leasing, LLC	United States
CABREA, Inc.	United States
Camden Aircraft Leasing Trust	United States
Charmlee Aircraft Inc.	United States
Cloudbreak Aircraft Leasing Inc.	United States
Delos Aircraft Inc.	United States
Doheny Investment Holding Trust	United States
Euclid Aircraft, Inc.	United States
Fleet Solutions Holdings LLC	United States
Flying Fortress Financing, LLC	United States
Flying Fortress Holdings, LLC	United States
Flying Fortress Investments, LLC	United States
Flying Fortress US Leasing Inc.	United States
Grand Staircase Aircraft, LLC	United States
Hyperion Aircraft Financing Inc.	United States

Hyperion Aircraft Inc.	United States
ILFC Aviation Consulting, Inc.	United States
ILFC Dover, Inc.	United States
ILFC Volare, Inc.	United States
Interlease Aircraft Trading Corporation	United States
Interlease Management Corporation	United States
International Lease Finance Corporation	United States
Klementine Holdings, Inc.	United States
Maiden Leasing, LLC	United States
Park Topanga Aircraft, LLC	United States
Pelican 35302, Inc.	United States
Romandy Triple Sept LLC	United States
Temescal Aircraft, LLC	United States
Top Aircraft, Inc.	United States
Whitney US Leasing, Inc.	United States

Participations
AerDragon Aviation Partners Limited and Subsidiaries (16.7%)	Ireland
Peregrine Aviation Company Limited and Subsidiaries (9.5%)	Ireland
AerLift Leasing Limited and Subsidiaries (39.3%)	Isle of Man
Acsal Holdco LLC (19.4%)	United States